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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 14, 2000



                                  AVIGEN, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


       0-28272                                           13-3647113
(Commission File No.)                       (I.R.S. Employer Identification No.)


                       1201 HARBOR BAY PARKWAY, SUITE 1000
                            ALAMEDA, CALIFORNIA 94502
              (Address of principal executive offices and zip code)


                                 (510) 748-7150
              (Registrant's telephone number, including area code)


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Item 5. Other Matters

     On November 14, 2000, Avigen commenced the offering of up to 694,441 shares of its common stock at $45.0625 per share under its Form S-3 shelf registration statement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

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
Exhibit 1.1    Form of Placement Agent Agreement.

Exhibit 5.1    Opinion of Cooley Godward LLP

Exhibit 23.2   Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        AVIGEN, INC.


DATE: November 14, 2000                 By: /s/ Thomas J. Paulson
                                           -------------------------------------
                                           Thomas J. Paulson
                                           Vice President, Finance and
                                           Chief Financial Officer



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                                INDEX TO EXHIBITS

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
Exhibit 1.1    Form of Placement Agent Agreement.

Exhibit 5.1    Opinion of Cooley Godward LLP

Exhibit 23.2   Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1.


                                       4.